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                                                                   Exhibit 99.2


                   CERTIFICATION OF PRINCIPAL FINANCIAL
               OFFICER REGARDING PERIODIC REPORT CONTAINING
                           FINANCIAL STATEMENTS

     I, Paul E. Martin, the Principal Financial Officer of Enstar Income Program II-2, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report") filed with the Securities and Exchange Commission:

      - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /s/  Paul E. Martin
                               -------------------
                               Paul E. Martin
                               Chief Financial Officer
                               April 15, 2003